Exhibit 99.1
News Release

For Immediate Release	Contact:	Bob Lougee (800) 611-8488
Wednesday, July 27, 2011		bob.lougee@usamobility.com
USA Mobility Reports Second Quarter Operating Results;
Board Declares Regular Quarterly Dividend
Wireless Subscriber and Revenue Trends Show Marked Improvement;
Software Business Records Solid Performance;
Debt Balance Reduced
Springfield, VA (July 27, 2011) — USA Mobility, Inc. (Nasdaq: USMO), a leading provider of wireless messaging, mobile voice and data and unified communications solutions, today announced operating results for the second quarter ended June 30, 2011. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.25 per share, payable on September 9, 2011 to stockholders of record on August 19, 2011.
Total revenue for the second quarter was $65.2 million, including $52.1 million from the Company’s Wireless business (USA Mobility Wireless) and $13.1 million from its Software business (Amcom Software). Software maintenance revenue was reduced by $2.6 million for purchase accounting adjustments. Wireless revenue was $52.1 million compared to $52.5 million in the first quarter and $59.1 million in the second quarter of 2010. Software revenue was $13.1 million compared to $4.8 million in the first quarter, which included results for only the 29-day period from March 3, 2011 to March 31, 2011 and purchase accounting adjustments of $0.9 million.
Second quarter EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) totaled $21.4 million, including $20.4 million from Wireless and $1.0 million from Software. EBITDA from Wireless was $20.4 million compared to $17.0 million in the prior quarter and $20.4 million in the year-earlier quarter. EBITDA from Software was $1.0 million compared to $0.9 million in the first quarter, which reflected results for only the 29-day period ended March 31, 2011. Excluding the purchase accounting adjustments, second quarter EBITDA would have been $24.1 million or 35.5 percent of revenue.
Net income for the second quarter was $18.6 million, or $0.82 per fully diluted share, compared to $13.1 million, or $0.58 per fully diluted share, in the year-earlier quarter. Excluding the purchase accounting adjustments, net income for the second quarter would have been $20.6 million or $0.91 per fully diluted share.

Second quarter results included:
Wireless
•	Net unit losses were 49,000 in the second quarter, compared to 61,000 in the first quarter and 72,000 in the second quarter of 2010, while the quarterly rate of unit erosion improved to 2.7 percent from 3.5 percent in the year-earlier quarter. The annual rate of subscriber erosion was 12.2 percent in the second quarter, compared to 17.2 percent in the year-ago quarter, and was the lowest annual unit loss rate in more than six years. Units in service at June 30, 2011 totaled 1,779,000, compared to 2,027,000 a year earlier.

•	The quarterly rate of revenue erosion improved significantly to 0.8 percent in the second quarter from 3.9 percent in the first quarter and 5.8 percent in the year-earlier quarter, and was the lowest quarterly rate of revenue decline since the Company’s formation in 2004. The annual rate of revenue erosion improved to 11.9 percent from 16.3 percent in the first quarter and 21.3 percent in the year-earlier quarter, also reaching its lowest level in many years.

•	Total ARPU (average revenue per unit) was $8.74 in the second quarter, compared to $8.72 in the first quarter and $8.87 in the second quarter of 2010.
Software
•	Bookings for the quarter ended June 30, 2011 were $15.2 million, while the backlog was $20.5 million at June 30th.

•	Of the $13.1 million in Software revenue, $3.2 million was maintenance revenue and $9.9 million was operations revenue (which includes software, professional services and equipment sales). Software revenue, excluding the purchase accounting adjustments of $2.6 million, was $15.7 million for the second quarter, an Amcom company record.

•	The renewal rate for maintenance in the second quarter was 99.9 percent.
Total Company
•	Operating expenses (excluding depreciation, amortization and accretion) totaled $43.7 million in the second quarter, with $31.7 million for Wireless and $12.0 million for Software, compared to operating expenses of $39.5 million in the first quarter, with $35.6 million for Wireless (which included $2.9 million in acquisition related expenses) and $3.9 million for Software for the 29-day period ended March 31.

•	EBITDA margin (or EBITDA as a percentage of revenue) was 32.9 percent, compared to 31.2 percent in the first quarter. EBITDA margin for Wireless was 39.2 percent, compared to 32.3 percent in the first quarter and 34.6 percent in the year-earlier quarter.

•	Capital expenses were $1.9 million, compared to $0.6 million in the second quarter of 2010.

•	Stockholders’ dividends paid were $5.5 million in the second quarter.

•	The Company’s cash balance at June 30, 2011 was $29.5 million.

•	The Company retired $14.1 million of bank debt during the second quarter. The outstanding debt balance at June 30, 2011 was $37.8 million at an interest rate of 5.25 percent.
Vincent D. Kelly, president and chief executive officer, said: “We are pleased to report outstanding operating results for the second quarter. Consistent with financial guidance we provided earlier this year, results either met or exceeded key performance targets for both our Wireless and Software businesses. We were especially encouraged to see significant improvement in the pace of paging subscriber and revenue erosion, as rates of decline reached their best level in many years. Our recently acquired Software subsidiary, Amcom Software, also recorded a strong performance with solid bookings and a growing backlog. At the same time, we continued to maintain strong operating margins, reduce expenses in our Wireless business, pay down debt incurred with the Amcom acquisition, and generate sufficient cash flow to again return capital to stockholders in the form of dividend distributions.”
Kelly said the Company continued to focus Wireless sales and marketing efforts during the quarter around its core market segments of Healthcare, Government and Large Enterprise. “These core segments represented 89.5 percent of our direct subscriber base and 84.3 percent of our direct paging revenue at the end of the second quarter. Healthcare, which now represents 65.5 percent of our direct customer base, continued to be our best performing market segment with the highest rate of gross placements and lowest rate of net unit loss. The net loss rate among Healthcare accounts improved to 0.5 percent in the second quarter, its lowest level in years, as healthcare providers continue to benefit from the reliability of paging for their most critical messaging needs.”
With respect to the Software business, Christopher Heim, president of Amcom Software, noted: “Amcom continues to outperform expectations. During the quarter our Software sales team continued to sell solutions primarily to the hospital market where there is growing demand for call center management, critical smartphone messaging, and clinical middleware. As a result, we ended the quarter with a solid backlog and pipeline of new business opportunities. In addition, we ramped up training programs for both Software and Wireless sales teams during the quarter with the goal of sharing account leads and generating cross selling opportunities for each line of business. Looking ahead, we expect to further integrate the operational capabilities of each business to enhance organizational efficiencies and generate additional business prospects.”
Shawn E. Endsley, chief financial officer, said the Company continued to reduce operating expenses in its Wireless business during the second quarter. “Recurring operating expenses (excluding depreciation, amortization and accretion) for Wireless decreased 18.0 percent from the year-earlier quarter,” Endsley noted, “exceeding the 11.9 percent rate of Wireless revenue decline.” As a result, he added, the Company continued to generate strong cash flow during the quarter. “Including software operations for the full quarter, the combined businesses generated net cash from operating activities of $20.1 million, compared to $12.7 million in the first quarter.”
Regarding financial guidance for 2011, Endsley said the Company revised and improved its prior guidance for the full year based primarily on the strong performance of its Wireless business. In schedules attached to this press release, the full-year adjusted guidance reflects Software’s results for the partial year (March 3 to December 31) as well as the required purchase accounting adjustments for deferred revenue. As such, Endsley said the Company expects total revenues for 2011 to range from $235 million to $248 million (versus earlier guidance of $224 million to $240 million), with Wireless between $193 million and $200 million (up from $182 million and $192 million) and Software between $42 million and $48 million; operating expenses (excluding depreciation, amortization and accretion) to range from $162 million to $174 million (versus earlier guidance of $167 million to $176 million), with Wireless between $127 million and $134 million (versus $132 million and $136 million) and Software between $35 million and $40 million; and capital expenses to range from $6.5 million to $9 million (versus prior guidance of $6 million to $9 million), with Wireless between $6 million and $8 million (versus $5 million and $7 million) and Software between $0.5 million and $1 million (versus $1 million and $2 million).
* * * * * * * * *
USA Mobility plans to host a conference call for investors on its second quarter operating results at 10:00 a.m. Eastern Time on Thursday, July 28, 2011. Dial-in numbers for the call are 719-325-4779 or 877-545-1407. The pass code for the call is 5986417. A replay of the call will be available from 1:00 p.m. ET on July 28 until 11:59 p.m. on Thursday, August 11. Replay numbers are 719-457-0820 or 888-203-1112. The pass code for the replay is 5986417.
* * * * * * * * *
About USA Mobility
USA Mobility, Inc., headquartered in Springfield, Virginia, is a comprehensive provider of reliable and affordable wireless communications solutions to the healthcare, government, large enterprise and emergency response sectors. In addition, through its Amcom Software subsidiary, it provides mission critical unified communications solutions for hospitals, contact centers, emergency management, mobile event notification and messaging. As a single-source provider, USA Mobility’s focus is on the business-to-business marketplace and supplying wireless connectivity solutions to organizations nationwide. The Company operates the largest one-way paging and advanced two-way paging networks in the United States. USA Mobility also offers mobile voice and data services through Sprint Nextel and T-Mobile, including BlackBerry® smartphones and GPS location applications. The Company’s product offerings include customized wireless connectivity systems for the healthcare, government and other campus environments. USA Mobility also offers M2M (machine-to-machine) telemetry solutions for numerous applications that include asset tracking, utility meter reading and other remote device monitoring applications on a national scale. For further information visit www.usamobility.com and www.amcomsoftware.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding USA Mobility’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause USA Mobility’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, the ability to continue to reduce operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third-party providers for certain equipment and services, as well as other risks described from time to time in periodic reports and registration statements filed with the Securities and Exchange Commission. Although USA Mobility believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. USA Mobility disclaims any intent or obligation to update any forward-looking statements.
Tables to Follow

USA MOBILITY, INC.
FINANCIAL GUIDANCE

	(In millions)
	Full Year			Adjusted
	Guidance Range (a)			Guidance Range (b)
	From	To		From	To
Revenues
Wireless	$182.0	$192.0		$193.0	$200.0
Software	57.0	63.0	(c)	42.0	48.0

Combined	$239.0	$255.0		$235.0	$248.0

Operating Expenses (d)
Wireless	$136.0	$132.0		$134.0	$127.0
Software	47.0	43.0		40.0	35.0

Combined	$183.0	$175.0		$174.0	$162.0

Capital Expenses
Wireless	$7.0	$5.0		$8.0	$6.0
Software	2.0	1.0		1.0	0.5

Combined	$9.0	$6.0		$9.0	$6.5

(a)	The full year guidance assumes that the Amcom Software, Inc. (“Software”) acquisition had occurred as of January 1, 2011.

(b)	The adjusted guidance for 2011 reflects Software’s results from March 3, 2011, the date of acquisition, and reflects the fair value adjustment to maintenance revenues as required by generally accepted accounting principles.

(c)	The full year guidance for Software revenues does NOT reflect any fair value adjustment to maintenance revenue as a result of purchase accounting.

(d)	Operating expenses exclude depreciation, amortization and accretion.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a), (b)
(In thousands, except share and per share amounts)

	For the three months ended 6/30/2011			For the six months ended 6/30/2011
	Wireless	Software	Total	Wireless	Software	Total

Revenue:
Paging service	$47,319	$—	$47,319	$95,947	$—	$95,947
Cellular	1,199	—	1,199	1,883	—	1,883
Product sales (d)	2,805	13,080	15,885	5,149	17,878	23,027
Other	768	—	768	1,648	—	1,648

Total revenue	52,091	13,080	65,171	104,627	17,878	122,505

Operating expenses:
Cost of products sold (d)	1,171	5,906	7,077	1,834	7,668	9,502
Service, rental and maintenance	14,211	1,976	16,187	30,027	2,622	32,649
Selling and marketing	3,946	2,643	6,589	7,779	3,731	11,510
General and administrative	12,351	1,515	13,866	27,591	1,903	29,494
Severance and restructuring	17	—	17	50	—	50
Depreciation, amortization and accretion	3,618	1,680	5,298	7,650	2,188	9,838

Total operating expenses	35,314	13,720	49,034	74,931	18,112	93,043

% of total revenue	67.8%	104.9%	75.2%	71.6%	101.3%	76.0%

Operating income (loss)	16,777	(640)	16,137	29,696	(234)	29,462

% of total revenue	32.2%	-4.9%	24.8%	28.4%	-1.3%	24.0%

Interest expense, net	(862)	—	(862)	(1,109)	(9)	(1,118)
Other income, net	7,692	—	7,692	7,897	—	7,897

Income (loss) before income tax expense (benefit)	23,607	(640)	22,967	36,484	(243)	36,241
Income tax expense (benefit)	4,668	(296)	4,372	(22,915)	(90)	(23,005)

Net income (loss)	$18,939	$(344)	$18,595	$59,399	$(153)	$59,246

Basic net income per common share			$0.84			$2.68

Diluted net income per common share			$0.82			$2.64

Basic weighted average common shares outstanding			22,086,848			22,075,185

Diluted weighted average common shares outstanding			22,551,862			22,443,417

Reconciliation of operating income (loss) to EBITDA (c):
Operating income (loss)	$16,777	$(640)	$16,137	$29,696	$(234)	$29,462
Add back: depreciation, amortization and accretion	3,618	1,680	5,298	7,650	2,188	9,838

EBITDA	$20,395	$1,040	$21,435	$37,346	$1,954	$39,300

% of total revenue	39.2%	8.0%	32.9%	35.7%	10.9%	32.1%

(a)	Includes consolidated results of operations of USA Mobility Wireless, Inc. (“Wireless”) and Software.

(b)	Slight variations in totals are due to rounding.

(c)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

(d)	Wireless results were reduced by $343,000 for intercompany revenue and cost of products sold.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(In thousands)

	6/30/11	12/31/10
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$29,470	$129,220
Accounts receivable, net	22,894	13,419
Prepaid expenses and other	3,800	2,638
Inventory	2,845	160
Tax receivables	6,420	5,004
Escrow receivables	7,319	—
Deferred income tax assets, net	9,043	3,915

Total current assets	81,791	154,356
Tax receivables	191	191
Property and equipment, net	24,632	27,135
Goodwill	130,921	—
Other intangible assets, net	41,848	511
Deferred income tax assets, net	49,469	47,390
Escrow receivables	7,500	—
Deferred financing costs, net	1,135	—
Other assets	1,186	1,075

Total assets	$338,673	$230,658

Liabilities and stockholders’ equity
Current liabilities:
Current portion of long-term debt	$11,875	$—
Consideration payable	7,319	—
Accounts payable and accrued liabilities	14,166	14,794
Accrued compensation and benefits	10,305	12,701
Customer deposits	3,769	718
Deferred revenue	12,129	6,268

Total current liabilities	59,563	34,481
Long-term debt, net of current portion	25,947	—
Consideration payable	7,500	—
Deferred revenue	287	—
Other long-term liabilities	11,807	11,787

Total liabilities	105,104	46,268

Commitments and contingencies Stockholders’ equity:
Preferred stock	—	—
Common stock	2	2
Additional paid-in capital	130,846	129,696
Retained earnings	102,721	54,692

Total stockholders’ equity	233,569	184,390

Total liabilities and stockholders’ equity	$338,673	$230,658

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(Unaudited and in thousands)

	For the six months ended
	6/30/11	6/30/10
Cash flows from operating activities:
Net income	$59,246	$21,974
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	9,838	14,002
Amortization of deferred financing costs	273	—
Deferred income tax (benefit) expense	(23,371)	6,577
Amortization of stock based compensation	679	534
Provisions for doubtful accounts, service credits and other	490	2,400
Settlement of non-cash transaction taxes	308	(667)
(Gain)/Loss on disposals of property and equipment	(37)	22
(Gain)/Loss on disposals of narrow band PCS licenses	(7,500)	—
Changes in assets and liabilities:
Accounts receivable	(1,600)	1,996
Prepaid expenses, intangibles and other assets	1,669	(17)
Accounts payable and accrued liabilities	(8,936)	(6,188)
Customer deposits and deferred revenue	1,777	(833)

Net cash provided by operating activities	32,836	39,800

Cash flows from investing activities:
Purchases of property and equipment	(3,355)	(2,288)
Proceeds from disposals of property and equipment	35	58
Proceeds from disposals of narrow band PCS licenses	7,500	—
Acquisitions, net of cash acquired	(134,217)	—

Net cash used in investing activities	(130,037)	(2,230)

Cash flows from financing activities:
Issuance of debt	24,044	—
Repayment of debt	(14,125)	—
Deferred financing costs	(1,408)	—
Cash dividends to stockholders	(11,060)	(11,151)
Purchase of common stock	—	(6,887)

Net cash used in financing activities	(2,549)	(18,038)

Net (decrease) increase in cash and cash equivalents	(99,750)	19,532
Cash and cash equivalents, beginning of period	129,220	109,591

Cash and cash equivalents, end of period	$29,470	$129,123

Supplemental disclosure:
Interest paid	$685	$—

Income taxes paid	$817	$362

Non-cash financing activities	$27,750	$—

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC. (WIRELESS)
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a)
(Unaudited and in thousands, except share and per share amounts)

	For the three months ended
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Revenues:
Paging service	$47,319	$48,628	$50,319	$52,778	$54,875	$57,832
Cellular	1,199	684	499	532	624	708
Product sales (b)	2,805	2,344	2,784	2,805	2,732	3,358
Other	768	880	1,046	595	881	886

Total revenues	52,091	52,536	54,648	56,710	59,112	62,784

Operating expenses:
Cost of products sold (b)	1,171	663	1,051	819	1,134	1,209
Service, rental and maintenance	14,211	15,816	16,221	16,821	17,175	18,941
Selling and marketing	3,946	3,833	3,915	4,060	4,394	4,557
General and administrative	12,351	15,240	14,829	12,907	15,924	15,812
Severance and restructuring	17	33	1,738	86	41	314
Depreciation, amortization and accretion	3,618	4,032	4,226	5,899	6,698	7,304

Total operating expenses	35,314	39,617	41,980	40,592	45,366	48,137

% of total revenues	67.8%	75.4%	76.8%	71.6%	76.7%	76.7%

Operating income	16,777	12,919	12,668	16,118	13,746	14,647

% of total revenues	32.2%	24.6%	23.2%	28.4%	23.3%	23.3%

Interest (expense) income, net	(862)	(247)	3	6	4	3
Other income, net	7,692	205	227	2,320	180	78

Income before income tax expense (benefit)	23,607	12,877	12,898	18,444	13,930	14,728
Income tax expense (benefit)	4,668	(27,583)	(27,642)	3,060	841	5,843

Net income	$18,939	$40,460	$40,540	$15,384	$13,089	$8,885

Basic net income per common share	$0.86	$1.84	$1.84	$0.70	$0.59	$0.39

Diluted net income per common share	$0.84	$1.82	$1.82	$0.69	$0.58	$0.39

Basic weighted average common shares outstanding	22,086,848	22,063,393	22,050,512	22,060,636	22,307,488	22,654,240

Diluted weighted average common shares outstanding	22,551,862	22,333,399	22,323,551	22,372,786	22,620,707	22,967,192

Reconciliation of operating income to EBITDA (c):
Operating income	$16,777	$12,919	$12,668	$16,118	$13,746	$14,647
Add back: depreciation, amortization and accretion	3,618	4,032	4,226	5,899	6,698	7,304

EBITDA	$20,395	$16,951	$16,894	$22,017	$20,444	$21,951

% of total revenues	39.2%	32.3%	30.9%	38.8%	34.6%	35.0%

(a)	Slight variations in totals are due to rounding.

(b)	Wireless results were reduced by $343,000 for intercompany revenue and cost of products sold.

(c)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC. (WIRELESS)
UNITS IN SERVICE ACTIVITY (a)
(Unaudited and in thousands)

	For the three months ended
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Units in service

Beginning units in service
Direct one-way	1,597	1,645	1,692	1,749	1,804	1,881
Direct two-way	102	106	109	121	126	133

Total direct	1,699	1,751	1,801	1,870	1,930	2,014

Indirect one-way	78	68	75	82	90	101
Indirect two-way	51	70	74	75	79	67

Total indirect	129	138	149	157	169	168

Total beginning units in service	1,828	1,889	1,950	2,027	2,099	2,182

Gross placements
Direct one-way	55	46	45	58	62	53
Direct two-way	6	4	6	4	6	5

Total direct	61	50	51	62	68	58

Indirect one-way	2	2	2	3	3	3
Indirect two-way	1	0	1	1	1	15

Total indirect	3	2	3	4	4	18

Total gross placements	64	52	54	66	72	76

Gross disconnects
Direct one-way	(96)	(94)	(92)	(115)	(117)	(130)
Direct two-way	(9)	(8)	(9)	(16)	(11)	(12)

Total direct	(105)	(102)	(101)	(131)	(128)	(142)

Indirect one-way	(6)	8	(9)	(10)	(11)	(14)
Indirect two-way	(2)	(19)	(5)	(2)	(5)	(3)

Total indirect	(8)	(11)	(14)	(12)	(16)	(17)

Total gross disconnects	(113)	(113)	(115)	(143)	(144)	(159)

Net gain / (loss)
Direct one-way	(41)	(48)	(47)	(57)	(55)	(77)
Direct two-way	(3)	(4)	(3)	(12)	(5)	(7)

Total direct	(44)	(52)	(50)	(69)	(60)	(84)

Indirect one-way	(4)	10	(7)	(7)	(8)	(11)
Indirect two-way	(1)	(19)	(4)	(1)	(4)	12

Total indirect	(5)	(9)	(11)	(8)	(12)	1

Total net change	(49)	(61)	(61)	(77)	(72)	(83)

Ending units in service
Direct one-way	1,556	1,597	1,645	1,692	1,749	1,804
Direct two-way	99	102	106	109	121	126

Total direct	1,655	1,699	1,751	1,801	1,870	1,930

Indirect one-way	74	78	68	75	82	90
Indirect two-way	50	51	70	74	75	79

Total indirect	124	129	138	149	157	169

Total ending units in service	1,779	1,828	1,889	1,950	2,027	2,099

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC. (WIRELESS)
AVERAGE REVENUE PER UNIT (ARPU) AND CHURN (a)
(Unaudited)

	For the three months ended
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
ARPU
Direct one-way	$8.10	$8.05	$8.05	$8.07	$8.05	$8.16
Direct two-way	22.05	22.23	22.57	23.11	23.55	23.61

Total direct	8.92	8.89	8.92	9.01	9.06	9.17

Indirect one-way	7.57	8.44	9.13	9.60	8.87	8.78
Indirect two-way	4.77	4.31	3.98	4.09	4.25	4.84

Total indirect	6.40	6.49	6.48	6.86	6.65	7.04

Total one-way	8.08	8.07	8.09	8.14	8.09	8.19
Total two-way	16.04	15.41	14.96	15.54	16.06	16.76

Total paging ARPU	$8.74	$8.72	$8.74	$8.85	$8.87	$9.00

Gross disconnect rate (b)
Direct one-way	-6.0%	-5.7%	-5.5%	-6.6%	-6.5%	-6.9%
Direct two-way	-9.3%	-7.5%	-8.5%	-13.0%	-8.5%	-9.1%

Total direct	-6.2%	-5.8%	-5.7%	-7.0%	-6.6%	-7.1%

Indirect one-way	-8.1%	11.9%	-12.1%	-12.5%	-12.8%	-13.7%
Indirect two-way	-4.5%	-26.4%	-5.8%	-2.6%	-6.8%	-4.9%

Total indirect	-6.6%	-8.1%	-8.9%	-7.7%	-9.9%	-10.1%

Total one-way	-6.1%	-5.0%	-5.7%	-6.8%	-6.8%	-7.3%
Total two-way	-7.6%	-15.2%	-7.4%	-9.0%	-7.9%	-7.7%

Total paging gross disconnect rate	-6.2%	-6.0%	-5.9%	-7.0%	-6.9%	-7.3%

Net gain / loss rate (c)
Direct one-way	-2.5%	-2.9%	-2.7%	-3.2%	-3.1%	-4.1%
Direct two-way	-3.1%	-3.6%	-4.6%	-9.5%	-4.2%	-5.0%

Total direct	-2.6%	-3.0%	-2.8%	-3.6%	-3.1%	-4.2%

Indirect one-way	-5.3%	14.6%	-9.8%	-9.2%	-9.8%	-10.5%
Indirect two-way	-3.0%	-25.8%	-4.6%	-0.9%	-4.7%	17.1%

Total indirect	-4.3%	-6.6%	-7.2%	-5.1%	-7.4%	0.7%

Total one-way	-2.6%	-2.2%	-3.0%	-3.5%	-3.4%	-4.4%
Total two-way	-3.1%	-12.7%	-4.6%	-6.1%	-4.4%	2.5%

Total paging net (loss) gain rate	-2.7%	-3.2%	-3.2%	-3.8%	-3.5%	-3.8%

(a)	Slight variations in totals are due to rounding.

(b)	Gross disconnect rate is current period disconnected units divided by prior period ending units in service

(c)	Net gain / loss rate is net current period placements and disconnected units in service divided by prior period ending units in service

USA MOBILITY, INC. (WIRELESS)
SUPPLEMENTAL INFORMATION BY MARKET SEGMENT (a)
(Unaudited)

	For the three months ended
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Gross placement rate (b)
Healthcare	4.5%	3.3%	3.4%	3.9%	4.4%	3.5%
Government	2.1%	1.9%	1.5%	3.1%	1.9%	1.8%
Large enterprise	2.1%	2.3%	2.2%	1.9%	2.6%	2.1%
Other	2.0%	2.5%	2.3%	2.5%	2.0%	2.4%

Total direct	3.6%	2.9%	2.8%	3.4%	3.5%	2.9%
Total indirect	2.3%	1.6%	1.7%	2.6%	2.5%	10.9%

Total	3.5%	2.8%	2.7%	3.3%	3.4%	3.5%

Gross disconnect rate (b)
Healthcare	-5.0%	-4.7%	-4.4%	-5.7%	-5.2%	-4.9%
Government	-8.7%	-7.6%	-7.3%	-8.3%	-8.3%	-9.1%
Large enterprise	-7.1%	-6.2%	-7.0%	-9.7%	-8.3%	-10.3%
Other	-9.0%	-9.2%	-8.6%	-9.3%	-9.6%	-11.0%

Total direct	-6.2%	-5.8%	-5.7%	-7.0%	-6.6%	-7.1%
Total indirect	-6.6%	-8.1%	-8.9%	-7.7%	-9.9%	-10.1%

Total	-6.2%	-6.0%	-5.9%	-7.0%	-6.9%	-7.3%

Net loss rate (b)
Healthcare	-0.5%	-1.4%	-1.1%	-1.8%	-0.8%	-1.4%
Government	-6.6%	-5.7%	-5.9%	-5.2%	-6.4%	-7.4%
Large enterprise	-5.0%	-3.9%	-4.8%	-7.8%	-5.7%	-8.1%
Other	-6.9%	-6.8%	-6.3%	-6.8%	-7.6%	-8.6%

Total direct	-2.6%	-3.0%	-2.8%	-3.6%	-3.1%	-4.2%
Total indirect	-4.3%	-6.6%	-7.2%	-5.1%	-7.4%	0.7%

Total	-2.7%	-3.2%	-3.2%	-3.8%	-3.5%	-3.8%

End of period units in service % of total (b)
Healthcare	60.9%	59.5%	58.3%	57.1%	56.1%	54.5%
Government	12.6%	13.1%	13.5%	13.9%	14.1%	14.4%
Large enterprise	9.8%	10.0%	10.1%	10.2%	10.7%	10.9%
Other	9.7%	10.3%	10.8%	11.2%	11.4%	12.1%

Total direct	93.0%	92.9%	92.7%	92.4%	92.3%	91.9%
Total indirect	7.0%	7.1%	7.3%	7.6%	7.7%	8.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(a)	Slight variations in totals are due to rounding.

(b)	Changes in the classification of units in service are reflected in the quarter when such changes are identified. Such changes are then appropriately reflected in calculating the gross placement, gross disconnect and net (loss) gain rates

USA MOBILITY, INC. (WIRELESS)
SUPPLEMENTAL INFORMATION – DIRECT UNITS IN SERVICE AND
CELLULAR ACTIVATIONS (a)
(Unaudited)

	For the three months ended
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Account size ending units in service (000’s)
1 to 3 units	74	79	84	88	95	101
4 to 10 units	45	48	52	54	58	62
11 to 50 units	106	114	123	130	140	149
51 to 100 units	68	72	76	79	86	92
101 to 1,000 units	411	424	436	456	483	499
›1,000 units	951	962	980	994	1,008	1,037

Total	1,655	1,699	1,751	1,801	1,870	1,930

End of period units in service % of total direct
1 to 3 units	4.4%	4.7%	4.8%	4.9%	5.1%	5.2%
4 to 10 units	2.7%	2.8%	2.9%	3.0%	3.1%	3.2%
11 to 50 units	6.4%	6.7%	7.0%	7.2%	7.5%	7.7%
51 to 100 units	4.1%	4.2%	4.4%	4.4%	4.6%	4.8%
101 to 1,000 units	24.8%	25.0%	24.9%	25.3%	25.8%	25.9%
›1,000 units	57.6%	56.6%	56.0%	55.2%	53.9%	53.2%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Account size net loss rate
1 to 3 units	-6.3%	-6.2%	-4.8%	-7.0%	-5.8%	-7.6%
4 to 10 units	-6.8%	-6.2%	-5.0%	-7.5%	-6.0%	-5.3%
11 to 50 units	-6.5%	-7.7%	-5.1%	-7.3%	-6.1%	-5.8%
51 to 100 units	-5.4%	-5.7%	-4.2%	-7.9%	-6.5%	-4.4%
101 to 1,000 units	-3.3%	-2.7%	-4.2%	-5.6%	-3.3%	-3.7%
›1,000 units	-1.0%	-1.8%	-1.5%	-1.3%	-1.9%	-3.7%

Total	-2.6%	-3.0%	-2.8%	-3.6%	-3.1%	-4.2%

Account size ARPU
1 to 3 units	$15.74	$15.57	$15.57	$15.48	$15.37	$15.28
4 to 10 units	14.65	14.53	14.56	14.51	14.35	14.37
11 to 50 units	12.38	12.19	12.26	12.18	12.01	11.86
51 to 100 units	10.68	10.59	10.72	10.69	10.76	10.67
101 to 1,000 units	9.10	9.00	9.00	8.82	8.93	9.00
›1,000 units	7.49	7.47	7.43	7.64	7.63	7.80

Total	$8.92	$8.89	$8.92	$9.01	$9.06	$9.17

Cellular revenue
Number of activations	4,370	2,191	1,990	1,885	1,885	2,354

Revenue from cellular services (000’s)	$1,199	$684	$499	$532	$624	$708

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC. (WIRELESS)
CONSOLIDATED OPERATING EXPENSES SUPPLEMENTAL INFORMATION (a)
(Unaudited and in thousands)

	For the three months ended
	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10
Cost of products sold	$1,171	$663	$1,051	$819	$1,134	$1,209

Service, rental and maintenance
Site rent	5,962	6,881	7,629	8,042	8,283	9,079
Telecommunications	2,868	3,099	3,066	3,341	3,467	3,831
Payroll and related	4,124	4,293	4,319	4,199	4,444	4,586
Stock based compensation	6	5	6	5	7	6
Other	1,251	1,538	1,201	1,234	974	1,439

Total service, rental and maintenance	14,211	15,816	16,221	16,821	17,175	18,941

Selling and marketing
Payroll and related	2,293	2,494	2,627	2,659	2,814	2,964
Commissions	1,285	1,002	1,007	1,163	1,367	1,164
Stock based compensation	16	17	17	17	22	17
Other	352	320	264	221	191	412

Total selling and marketing	3,946	3,833	3,915	4,060	4,394	4,557

General and administrative
Payroll and related	5,397	5,677	6,118	5,719	6,621	6,912
Stock based compensation	215	203	223	15	242	240
Bad debt	(150)	393	547	571	594	713
Facility rent	723	726	856	992	1,326	1,354
Telecommunications	394	443	480	518	603	657
Outside services	2,427	5,186	2,385	2,463	3,185	3,267
Taxes, licenses and permits	2,190	1,332	1,097	1,276	1,836	1,591
Other	1,155	1,280	3,123	1,353	1,517	1,078

Total general and administrative	12,351	15,240	14,829	12,907	15,924	15,812

Severance and restructuring	17	33	1,738	86	41	314
Depreciation, amortization and accretion	3,618	4,032	4,226	5,899	6,698	7,304

Operating expenses	$35,314	$39,617	$41,980	$40,592	$45,366	$48,137

Capital expenditures	$1,721	$1,494	$4,720	$1,730	$563	$1,725

(a)	Slight variations in totals are due to rounding.